UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2018 (May 3, 2018)

LUCKWEL PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-187874	46-1660653
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11757 Katy Freeway, Suite 1300-A, Houston, Texas 77079

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, include area code 281-668-8266

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K fi ling is intended to simultaneously satisfy the fi ling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Item 2.01 Item 3.02	Entry into a Material Definitive Agreement Completion of Acquisition or Disposition of Assets Unregistered Sales of Equity Securities

On May 3, 2018, Luckwel Pharmaceuticals Inc. (formerly known as Luckycom Pharmaceuticals Inc. or the “Company”) entered into an Intellectual Property Sale and Purchase Agreement (the “Agreement”) with Luckwel Asia Limited (f/k/a Essential Choice Ventures Ltd) (the “Seller”) to purchase from the Seller the intellectual property rights to five (5) drugs, comprising three generic medicines used to treat hypertension and high cholesterol and two advanced drug candidates - KL008 for treatment of hypertension and KL009 for treatment of high cholesterol in various stages of being developed and manufactured (the “Transaction”).

Luckwel Asia Limited is a British Virgin Islands corporation whose shareholders comprise Kingrich Holding Ltd, a Cayman Islands corporation (60%), Goldvito Ltd, Seychelles corporation (20%) and Morgold Ltd, a Seychelles corporation (20%). Mr. Kingrich Lee, the Company’s Chief Executive Officer and majority shareholder is the sole shareholder of Kingrich Holding Ltd and his two sisters are each the sole shareholder of each of Goldvito Ltd and Morgold Ltd.

Pursuant to the terms of the Agreement, the Company would pay the Seller on closing (i) US$40,000 (Forty Thousand United States Dollars) and (ii) issue an aggregate 125,000,000 (One Hundred Twenty Five Million) newly issued restricted shares of its common stock, par value $0.01 (the “Stock Issuance”). The Transaction closed on May 3, 2018.

The Seller made representations to the Company that it met the accredited investor definition of Rule 501 of the Securities Act of 1933, as amended (the “Securities Act”) and was a non- U.S. person (as that term is defined in Regulation S of the Securities Act) and the Agreement and Transaction were entered in an offshore transaction, and the Company relied on such representations.

The Stock Issuance was made in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act as provided in Rule 506(b) of Regulation D and Regulation S promulgated thereunder. The Stock Issuance was not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by any investor in connection with the Stock Issuance. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

This description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Intellectual Property Sale and Purchase Agreement between Luckwel Pharmaceuticals Inc. and Luckwel Asia Limited dated May 3, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCKWEL PHARMACEUTICALS INC.

Date:	May 7, 2018	/s/ Kingrich Lee
		Name:	Kingrich Lee
		Title:	Chief Executive Officer and Chief Financial Officer